UNITED STATES
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VERITAS DGC INC.
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The following slides were used in investor presentations held in New Orleans, Louisiana on October 3, 2006 by Veritas DGC Inc. regarding the merger of Veritas DGC Inc. and Compagnie Générale de Géophysique:

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Veritas DGC Inc. October 2006

Disclaimer FORWARD-LOOKING INFORMATION This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements as to expectations, beliefs and future financial performance, such as statements regarding our business prospects. All of these are based on current information and expectations that are subject to a number of risks, uncertainties and assumptions. These risks and uncertainties are more fully described in our reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual outcomes may vary in material respects from those currently anticipated. INVESTOR NOTICE In connection with the proposed transaction, CGG and Veritas intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the filing by CGG with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the “Registration Statements”), which will include a preliminary prospectus and related materials to register the CGG American Depositary Shares (“ADS”), as well as the CGG ordinary shares underlying such CGG ADSs, to be issued in exchange for shares of Veritas common stock, and Veritas and CGG plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Veritas, CGG, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Veritas and CGG through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Veritas by contacting Investor Relations at +1 (832) 351-8821 and from CGG by contacting Investor Relations at invrel@cgg.com or by telephone at +33 1 64 47 38 31. Veritas and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Veritas’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about October 28, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Veritas by contacting Investor Relations at +1 (832) 351-8821 CGG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in CGG’s Form 20-F filed with the SEC on May 9, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov and from CGG by contacting Investor Relations at invrel@cgg.com or by telephone at +33 1 64 47 38 31].

Veritas: a Global Provider of Integrated Geophysical Information and Services

Exp Spending Dev Spending Favorable Industry Fundamentals Strong global demand combined with reserve replacement concerns Worldwide oil & gas exploration budgets increasing Excellent conditions for geophysical business and technology development Visibility currently extends well into 2007 Sample Group: Industry average change in spending Source Enskilda Securities, Lehman Brothers, PFC Energy Exploration Production 2001 6% 18% 2002 -6% 7% 2003 -3% 15% 2004 6% 13% 2005E 22% 16% 2006E 20% + 6%

Veritas Market Overview Multi-Client ~ 40% of revenue Interest levels are high and continue to increase worldwide Sales especially robust in GOM, N. Sea and Canada. New interest in Brazil Processing ~ 20% of revenue New innovations are driving significant imaging enhancements and interest High performance computing supports advances in processing and business Marine Acquisition ~ 20% of revenue Surging activity has fully consumed worldwide capacity New techniques and technologies are driving differentiation in the marketplace Land Contract ~ 20% of revenue Land acquisition is a regionalized business Activity is growing worldwide - strong in Canada, Middle East and N. Africa Visibility on strengthening market, pricing and differentiation extends well into 2007

The Information Business Where Technology Has Driven an Extremely Successful Business Model

Resurgence of interest in known basins Growing interest in new basins Our Multi-Client Business Deliver strong performance today and into the future Continue our balanced multi-client / contract strategy New coverage in proven and future areas of interest State of the art acquisition techniques and processing algorithms Conservative capitalization policy, amortization rates and margin assumptions Best-in-class data: Number one investor for the past three years Excellence in multi-client through the recent vintage of our data along with leading technology & technique Best-in-class data: Leading acquisition and processing YTD Revenue 30% 70% Land Marine

Coverage in Proven and New Areas US Land Scotia Shelf Brazil N. Africa N. Sea W. Africa GOM 2D: 39,800 km 3D: 32,400 Sq km 2D: 1,000 km 3D: 4,500 Sq km 2D: 6,300 km 3D: 93,700 Sq km 2D: 44,900 km 3D: 30,000 Sq km 2D: 4,900 km 2D: 44,400 km 3D: 12,600 Sq km 2D:17,200 km 2D: 43,300 km 3D: 16,900 Sq km Alberta Australia Indonesia 2D: 400 km 3D: 18,600 Sq km Total – Land 2D 400 km 3D 35,500 Sq. km Total - Marine 2D 201,800 km 3D 173,200 Sq. km Reprocessing not included

A Balanced Multi-Client / Contract Strategy $ Millions YTD Q3 0 50 100 150 200 250 300 FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 MC Revenue MC Investment (net) Difference

Cumulative Multi-Client Revenue & Investment YTD Q3 161 343 562 788 1006 1281 1526 304 504 673 825 1100 1201 1812 951 137 0 200 400 600 800 1000 1200 1400 1600 1800 2000 1999 2000 2001 2002 2003 2004 2005 2006 $ Millions Revenue Investment

Coverage - Multi-Client Gulf Of Mexico 2008 Expirations – 448 blocks 2007 Expirations – 884 blocks 2006 Expirations – 577 blocks 2005 Expirations– 154 blocks 2005 Expirations 2006 Expirations 2007 Expirations 2008 Expirations

Multi-Client Canada Coverage Existing 3D Seismic Proposed 3D Seismic

Multi-Client - A Few Closing Thoughts Leading investor in Multi-client for the last three years New data available worldwide in key basins of interest Recent vintage data and continually improved acquisition and imaging dramatically enhances reservoir illumination Strengthens our seismic imaging business Differentiates and re-invents our data library Interest continues to strengthen globally Especially in deep water basins based on excellent exploration potential and drilling advances Provides strong returns through the cycles of the seismic business

The Service Business Differentiated and Adding Value to Our Products

Veritas (New build) Available February 2007 World class vessel - 10 x 8100 long streamers Seisquest 8 x 6000 – hybrid streamer Our Marine Acquisition Business Maintain maximum differentiation, quality and efficiency Six 3D vessels, one 2D vessel Wide azimuth acquisition and solid streamers are key Veritas differentiators Mix of multi-client and contract work Managed capacity planning Veritas Vantage 8 x 8100 – solid streamer Veritas Viking 8 x 8100 – solid streamer October upgrade: 10 x 8100 Veritas Viking II 8 x 8100 – solid streamer Veritas Voyager 1 x 10000 – solid streamer Pacific Sword 2 x 5000 – fluid streamer Vessel Capacity 5 1 1 2D 8+ streamer 3D 2 streamer 3D

Focus on profitability Selectively target high profitability markets: US, Canadian, Alaskan and Oman Standardize on Sercel SN 408 recording equipment Further develop multicomponent recording & processing capabilities Our Land Acquisition Business Environments requiring specialized knowledge and equipment Highly and Pro-actively committed to QHSES Operational leadership Heli-portable, slip-sweep Veritas has earned a reputation for completing the “tough jobs” with an excellent QHSES record Differentiated markets Multicomponent / Artic Recording Channels 6,750 11,000 20,000 9,500 3,750 Sercel 408 I/O RSR I/O MRX Sercel 388 Sercel 3C

Global Processing Facility - a worldwide grid of clustered CPUs A suite of proprietary imaging sequences and algorithms Our Processing Business Exceptional team of industry experts Tight integration with R&D, production and our customers Independently benchmarked as making the most significant technology improvements and delivering the best images of processed data Further our leadership in reservoir and prospect imaging and illumination Drives processing as well as specialized acquisition and data library business Improves image fidelity, detail and accuracy Leverage our deep E&P expertise along with the latest computing technology Node Distribution 8% 24% 57% 11% NASA EAME Asia Pac Global Res

Houston Calgary Buenos Aires Kuala Lumpur Caracas Perth Jakarta Singapore Crawley, UK Aberdeen Stavanger Lagos Luanda Data Processing Center Locations 9 Local Centers 4 Regional Centers

Financial Results Q3 & YTD FY 2006

Seasonal Impact On Our Markets GOM Multi-Client GOM Multi-Client and Contract GOM Multi-Client Asia Pacific N.Sea Multi-Client W. Africa Multi-Client and Contract N.Sea Multi-Client Land Multi-Client Land Multi-Client Can & Lower 48 Arctic Canada & Alaska Can & Lower 48 Customer Budgets - MC

Veritas Quarterly Revenue Trends 250 200 150 100 50 0 2006 Revenue 2005 Revenue 2004 Revenue FY 06, Q3: $236 In $ Millions 0 50 100 150 200 250 300 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

Recent Financial Highlights – Q3 FY 2006 Amounts in $ Millions except earnings per share and tax rate Q3 FY 06 Q3 FY 05 Variance Apr-06 Apr-05 Amount % Revenue $236.2 $175.5 $60.7 35% Operating Income $ 48.6 $ 29.2 $19.4 66% Net Income $ 32.9 $ 18.4 $14.5 79% EPS-diluted $ 0.84 $ 0.52 $0.32 62% Tax Rate 33% 40% (7) (18%) Multi-Client Sales $ 88.8 $ 47.6 $41.2 86% Contract Sales $147.4 $127.9 $19.5 15% Balance Balance Variance At 4/30/06 At 7/31/05 Amount % Cash $ 378 $ 249 $129 52% Total Debt $ 155 $ 155 - -

Recent Financial Highlights – YTD FY 2006 Amounts in $ Millions except earnings per share and tax rate YTD YTD Variance Apr-06 Apr-05 Amount % Revenue $643.8 $497.3 $146.4 29% Operating Income $120.4 $ 66.0 $ 54.4 82% Net Income $ 75.7 $ 36.8 $ 38.9 106% EPS-diluted $ 1.95 $ 1.05 $ 0.90 86% Tax Rate 39% 45% (6) (13%) Multi-Client Sales $286.4 $180.4 $106.0 59% Contract Sales $357.4 $316.9 $ 40.5 13% Balance Balance Variance At 4/30/06 At 7/31/05 Amount % Cash $378 $249 $129 52% Total Debt $155 $155 - -

Veritas Backlog Annual Trend Note: Approximately 90% of the April 30, 2006 backlog is scheduled to become revenue within 1 year. $ 194 $ 216 $ 173 $ 146 $ 460 $ 302 0 50 100 150 200 250 300 350 400 450 500 07/2001 07/2002 07/2003 07/2004 07/2005 04/2006 $ Millions Land Acquisition Marine Acquisition Processing Multi-Client

5 Year Financial Trends – Revenue and Operating Margin Q3 YTD (9 months) $477 $452 $502 $565 $634 $644 0 100 200 300 400 500 600 700 2001 2002 2003 2004 2005 2006 Revenue in Millions -5% 0% 5% 10% 15% 20% 25% Operating Income Margin

Summary

Veritas Business Summary Multi-Client - Commitment Deliver strong performance today and into the future through a continued investment to grow and sustain data library in proven areas of interest Processing - Innovation Invest in R&D to continuously advance our industry leading imaging capabilities while reinventing our data library Marine Acquisition - Performance Strengthen competitive differentiation, leverage tight industry capacity and optimize marine business performance Land Contract - Focus Selectively target highly profitable opportunities through standardization and by focusing on specific operating markets, regions and customers Maintain a strong balance sheet to facilitate growth Continuously improve our QHSES culture and performance Improve return on capital through the cycles of the business by leveraging innovation and technical differentiation

CGG-Veritas: New Seismic Leader

Consideration Governance / Management Consideration for each Veritas share: CGG will offer Veritas stockholders $37 + 1.14 CGG ADS per Veritas share This is approximately $72.50 per share based on the closing price of CGG ADSs on September 28, 2006. Veritas shareholders will have the right to elect to receive their consideration in either CGG ADS or cash, subject to proration to reflect an aggregate consideration that is approximately 49% cash and 51% CGG ADSs . New Board of Directors to reflect the combined shareholders base Chairman and CEO: Robert Brunck Thierry Pilenko proposed to be appointed to the new Board of Directors Tim Wells proposed to run Western Hemisphere of Services Group Corporate Headquarters: Paris, France Financing Cash component of $1.5BN. Debt financing facility provided by Credit Suisse - fully committed through 18 months bridge loan Implied Premium 29% to Veritas’ closing share price of $56.16 (1) 30% to Veritas’ 30-day average share price of $55.69 (1) Key Transaction Terms Notes : (1) As of September 28, 2006.

Key Implementation Steps Agreement unanimously approved by CGG and Veritas Boards Merger Agreement signed on September 4, 2006 Filings with regulatory and Stock Exchange authorities Veritas’ and CGG’s respective shareholder meetings Expected closing in December 2006 or January 2007, subject to regulatory and shareholder approvals

CGG-Veritas: A Compelling Rationale A “Perfect fit” Strong business, geographic and client complementarities A similar passion for geoscience and technology leadership Seismic Fleet Leading seismic fleet, homogeneous and well adapted to new technologies. 20 vessels total and 14 vessels with large 3D capacity All vessels equipped with Sercel’s either solid or fluid streamers Land Capabilities Geographical & technological fit Differentiated markets (geographic, customer relationships & technology) Processing & Imagining Merger will create the industry standard Power to innovate differentiated technology of the future Multi-client Two complementary, recent vintage and well positioned libraries Potential for imaging enhancement to library for enhanced value creation Global portfolio is increasingly attractive to more clients – “mega deals”

CGG-Veritas: A Compelling Rationale Creation of strong “pure play” seismic company Shareholders will benefit from holding the premier investment vehicle providing direct exposure to seismic sector of this scale Strong combined cash flow resulting in significant debt pay-down capacity A leading stock within the global Oil & Gas Services / Seismic sector Well positioned Benefit from the current strong market and longer term through the cycles Economy of scale: worldwide capacity and client reach Broader solution base – technology and services Lead the technology advance Breadth and depth of staff expertise Scale Worldwide capacity and client reach Broader solution base – technology and services Approximately 7,000 employees

No.1 Seismic “Pure Play” Selected Players in Services Selected Players in Services & Equipment Source: Company Data. (1) As at June 30, 2006 for CGG, Western Geco and PGS and April 30, 2006 for Veritas. (2) Unlisted entity 100%-owned by Schlumberger. 2006 LTM Revenues (1) 2006 LTM Revenues (1) Source: Company Data. (1) As at June 30, 2006 for CGG, Western Geco and PGS and April 30, 2006 for Veritas. (2) Unlisted entity 100%-owned by Schlumberger. No products sold outside WG. In $M In $M 780 1,097 1,389 CGG- Veritas Western- Geco CGG PGS Veritas 1,993 2,169 772 780 1,097 Western- Geco CGG- Veritas PGS Veritas CGG 1,552 1,993

Offshore – World’s Leading 3D Fleet Sources: Company filings, equity research Notes: (1) Of which one vessel to be delivered in February 2007 (2) Of which one vessel to be delivered in November 2006 Leading seismic fleet both in total (20 vessels) and in large capacity 3D (14 vessels) Evenly distributed capacity between large (12+ streamers), medium (8 to 10) and smaller (6) size spreads Balanced distribution of fully owned, chartered, new built and fully depreciated capacity, providing flexible fleet management potential All vessels equipped with Sercel’s either solid or fluid streamers Offshore Seismic Vessels - Current 6+ Streamers 3-D Fleet (1) (1) Total Fleet (2D + 3D) 20 12 12 13 7 5 (2) Market estimated at c. $3.8BN in 2006 (c. $2.0BN in exclusive) 4 5 9 10 12 CGG-Veritas WesternGeco PGS CGG Veritas Fugro 14

Veritas DGC Inc. October 2006